UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 23, 2017
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.) (State or other jurisdiction of incorporation)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.) (Commission File No.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.) (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Note Purchase Agreement
On May 23, 2017, American Assets Trust, Inc. (the “Company”) and American Assets Trust, L.P. (the “Operating Partnership”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the various purchasers named therein (the “Purchasers”).
The Note Purchase Agreement provides for the private placement by the Operating Partnership of $100 million of 4.24% Senior Guaranteed Notes, Series E, due May 23, 2029 (the “Series E Notes”). The Series E Notes were issued on May 23, 2017, and will pay interest semi-annually on the 23rd day of May and 23rd day of November until their maturity.
The Operating Partnership may prepay at any time all, or from time to time any part of, the Series E Notes, in an amount not less than 5% of the aggregate principal amount of any series of the Series E Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid plus a Make-Whole Amount (as defined in the Note Purchase Agreement).

The Note Purchase Agreement contains a number of customary financial covenants, including, without limitation, tangible net worth thresholds, secured and unsecured leverage ratios, an unsecured interest coverage ratio and fixed charge coverage and total leverage ratios. Subject to the terms of the Note Purchase Agreement and the Series E Notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount or interest under the Series E Notes, and (ii) a default in the payment of certain other indebtedness of the Operating Partnership, the Company or their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding Series E Notes will become due and payable at the option of the Purchasers.
The Operating Partnership’s obligations under the Series E Notes are fully and unconditionally guaranteed by the Company and certain of its subsidiaries.
The proceeds from the issuance of the Series E Notes will be used by the Operating Partnership to refinance existing indebtedness and for general corporate purposes. The Series E Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Operating Partnership offered and sold the Series E Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.
The above summary of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement. A copy of the Note Purchase Agreement, including the form of the Series E Notes, is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Amendments to Financing Agreements
On May 23, 2017, the Company and the Operating Partnership entered into:

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the Second Amendment (the “Credit Agreement Second Amendment”) to the Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) with the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other entities named therein, dated as of January 9, 2014, to amend the definition of “Change in Control” contained therein;

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the Second Amendment (the “Term Loan Second Amendment”) to the Term Loan Agreement (as amended, the “Term Loan Agreement”) with the lenders from time to time party thereto, U.S. Bank National Association, as Administrative Agent, and the other entities named therein, dated as of March 1, 2016, to amend the definition of “Change of Control” contained therein;

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the First Amendment (the “2014 NPA First Amendment”) to the Note Purchase Agreement (as amended, the “2014 NPA”) with the purchasers named therein, dated as of October 31, 2014, to amend the definition of “Change in Control” contained therein; and

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the First Amendment (the “2017 NPA First Amendment”) to the Note Purchase Agreement (as amended, the “2017 NPA”) with the purchasers named therein, dated as of March 1, 2017, to amend the definition of “Change in Control” contained therein.

The Credit Agreement Second Amendment, Term Loan Second Amendment, 2014 NPA First Amendment and 2017 NPA First Amendment are collectively referred to herein as, the “Amendments”. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, Term Loan Agreement, 2014 NPA and 2017 NPA, as applicable.
The foregoing summaries of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are attached as Exhibit 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above under the heading “Note Purchase Agreement” is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.
On May 23, 2017, the Company issued a press release announcing the Company’s and Operating Partnership’s entry into the Note Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	Note Purchase Agreement, dated as of May 23, 2017 by and among American Assets Trust, Inc., American Assets Trust, L.P. and the purchasers named therein.
10.2
Second Amendment to the Amended and Restated Credit Agreement dated as of May 23, 2017, by and among the Company, the Operating Partnership, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other entities named therein.

10.3
Second Amendment to the Term Loan Agreement dated as of May 23, 2017, by and among the Company, the Operating Partnership, the lenders from time to time party thereto, U.S. Bank National Association, as Administrative Agent, and the other entities named therein.

10.4	First Amendment to the Note Purchase Agreement dated as of May 23, 2017, by and among the Company, the Operating Partnership and the purchasers named therein (2014 NPA).
10.5	First Amendment to Note Purchase Agreement dated as of May 23, 2017, by and among the Company, the Operating Partnership and the purchasers named therein (2017 NPA).
99.1	Press release issued by American Assets Trust, Inc. on May 23, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN ASSETS TRUST, INC.
	By:	/s/ ADAM WYLL
Adam Wyll Senior Vice President, General Counsel and Secretary
May 23, 2017
AMERICAN ASSETS TRUST, L.P.
By: American Assets, Trust, Inc., its General Partner
	By:	/s/ ADAM WYLL
Adam Wyll Senior Vice President, General Counsel and Secretary
May 23, 2017